QUEENS ROAD SMALL CAP VALUE FUND

QUEENS ROAD VALUE FUND

Each a Series of Bragg Capital Trust

Supplement dated June 16, 2009

To Prospectus and Statement of Additional Information dated September 29, 2008

Effective May 15, 2009 the address of Bragg Capital Trust (the "Trust"); Bragg Financial Advisors, Inc. (the "Adviser"), investment adviser to the Trust; and Queens Road Securities, LLC, principal underwriter to the Trust, changed from 100 Queens Road, Charlotte, North Carolina 28204 to 1031 South Caldwell Street, Charlotte, North Carolina 28203.  All references to the address of the Trust, the Adviser and the principal underwriter in the Prospectus and Statement of Information are hereby replaced.

Effective July 1, 2009 the Trust is reducing its minimum initial investment from $10,000 to $2,500 for non-tax qualified accounts.  Accordingly, in the Prospectus, the first sentence of the first paragraph under the sub-section entitled "How to Purchase Shares" is replaced as follows:

A minimum initial investment of $2,500 is required to open an account ($1,000 for Traditional and Roth IRAs) with subsequent minimum investments of $1,000 ($50 for Traditional and Roth IRAs).

Effective July 1, 2009 the Trust is reducing its minimum ongoing account size from $5,000 to $1,000.  Accordingly, in the Prospectus, the first sentence of the second paragraph under the sub-section entitled "Other Information Concerning Redemption" is replaced as follows:

Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days' written notice, all of your shares of the Fund if, through prior redemptions, your account has a net asset value of less than $1,000.

Effective July 1, 2009, the Adviser agreed to permanently reduce the investment advisory and management fees and amend the related breakpoints, under the Investment Advisory Agreement, dated May 10, 2002, between the Adviser and the Trust with respect to Queens Road Small Cap Value Fund, a series of the Trust.  Specifically, the Adviser agreed to reduce investment advisory and management fees to 1.24% for average daily assets up to $500,000,000.  The following information supplements the Prospectus and Statement of Additional Information.

In the Prospectus, the table entitled "Annual Fund Operating Expenses" and related information is replaced with the following:

Annual Fund Operating Expenses (expenses deducted from Fund assets)

	Queens Road Value	Queens Road Small Cap
Management & Advisory Fees*	.95%	1.24%
12b-1 Shareholder Servicing Fees	None	None
Other Expenses *	.00%	.00%
Fee Waiver	.00%	.00%
Acquired Fund Fees and Expenses	.02%	.02%
Total Annual Fund Operating Expenses**	.97%	1.26%

* The Funds’ investment Adviser has contractually agreed in its Investment Advisory Agreement to pay all operating expenses of each Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses.  These fees are reduced as certain net asset levels are reached as follows:

Net Assets	Queen Road Value Management Fee	Net Assets	Queen Road Small Cap Management Fee
$0-$250,000,000	0.95%	$0-$500,000,000	1.24%
$250,000,001-$500,000,000	0.85%	Greater than $500,000,000	1.15%
Greater than $500,000,000	0.80%

**  Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets shown in the Financial Highlights section which do not include Acquired Fund Fees and Expenses.

These Funds are not bank deposits, not FDIC insured and may lose value.

Example

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  This example assumes:

o

You invest $10,000 in each Fund for the time period indicated.

o

You redeem all of your shares at the end of those periods.

o

Each Fund has a 5% annual return and its operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 Years	5 Years	10 Years
Queens Road Value	$97	$303	$526	$1,167
Queens Road Small Cap	$128	$400	$692	$1,523

In the Prospectus, the first sentence of the third paragraph under the sub-section entitled "Adviser and Portfolio Management" is replaced as follows:

As compensation for the management and advisory services furnished to the Funds, BFA received fees at an annual rate of 0.95% of the average daily net assets of the Queens Road Value Fund and at an annual rate of 1.35% of the average daily net assets of the Queens Road Small Cap Fund for each of the fiscal years ended May 31, 2008 and May 31, 2009.

In the Statement of Additional Information, the table under the sub-heading "Management Fee" describing the management fees and breakpoints is hereby amended such that it is identical to the table presented above.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated September 29, 2008, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at (800) 595-3088 and by visiting www.queensroadfunds.com .  You should retain this Supplement for future reference.